Statement of Additional Information Supplement November 15, 2022

For the following funds with statements of additional information dated January 1, 2022 – July 1, 2022:

American Mutual Fund® Washington Mutual Investors Fund

1. The paragraph under the heading “General guideline” in the “Certain investment limitations and guidelines” section of the statement of additional information for American Mutual Fund is amended to read as follows:

General guideline

•	The fund’s equity investments are limited to securities included on its eligible list, which consists of securities deemed suitable by the fund’s investment adviser in light of the fund’s investment objectives and policies.

2. The first paragraph under the heading “The fund and its investment policies” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information for Washington Mutual Investors Fund is amended to read as follows:

The fund and its investment policies — The fund has Investment Standards based upon criteria originally established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court’s Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund’s Investment Standards encompass numerous criteria that govern which securities may be included on the fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the New York Stock Exchange (“NYSE”) or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market capitalization requirements; and (d) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard & Poor’s Ratings Services.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-528-1122O CGD/10149-S93090